Exhibit 99.1

Rowan Reports Third Quarter 2018 Results

HOUSTON, Oct. 31, 2018 /PRNewswire/ -- For the quarter ended September 30, 2018, Rowan Companies plc ("Rowan" or the "Company") (NYSE: RDC) reported a net loss of $144.1 million, or $1.13 net loss per diluted share, compared to a net loss of $20.9 million, or $0.17 net loss per diluted share, in the third quarter of 2017.

Tom Burke, President and Chief Executive Officer, commented, "Our third quarter results reflect the current soft market conditions in the offshore drilling industry. However, we are seeing signs of improvement, with oil prices providing a supportive backdrop as customers plan their 2019 capital budgets. Among the anticipated industrial merits of our proposed combination with Ensco are cost savings for the combined company and an improvement in Rowan's position to benefit from an anticipated recovery in offshore drilling."

Rowan will conduct its earnings conference call on Wednesday, October 31, 2018, at 10:00 a.m. Central Time. Interested parties are invited to listen to the call by telephone or over the Internet. Individuals who wish to participate on the conference call by telephone may dial (833) 241-4252, or internationally (647) 689-4203. The conference ID is 4883868. You should dial-in approximately five to 10 minutes prior to the scheduled start time. Alternatively, to access the online simulcast and rebroadcast of the conference call, please visit Rowan's website at www.rowan.com. You should connect to our website at least 15 minutes prior to the conference call to register, download and install any necessary software.

Rowan is a global provider of offshore contract drilling services to the oil and gas industry with a fleet of 25 mobile offshore drilling units, comprised of 21 self-elevating jack-up rigs and four ultra-deepwater drillships. The Company's fleet operates worldwide, including the United States Gulf of Mexico, the United Kingdom and Norwegian sectors of the North Sea, the Middle East, the Mediterranean Sea and Trinidad. Additionally, the Company is a 50/50 partner in a joint venture with Saudi Aramco, named ARO Drilling, that owns a fleet of seven self-elevating jack-up rigs that are contracted in the Arabian Gulf. Rowan's Class A Ordinary Shares are traded on the New York Stock Exchange under the symbol "RDC." For more information on the Company, please visit www.rowan.com.

Statements included in this document regarding the expectations, beliefs and future expected business, financial and operating performance and prospects of Rowan, commodity prices, market conditions, the capital budgets of customers, the proposed transaction, benefits, expected synergies and other expense savings and operational and administrative efficiencies, opportunities, timing, expense and effects of the transaction, financial performance, accretion to discounted cash flows, revenue growth, future dividend levels, credit ratings or other attributes of the combined company following the completion of the transaction and other statements that are not historical facts, are forward-looking statements (including within the meaning of Section 21E of the Exchange Act, as amended, and Section 27A of the Securities Act). Forward-looking statements include words or phrases such as "anticipate,' "believe," "contemplate," "estimate," "expect," "intend," "plan," "project," "could," "may," "might," "should," "will" and words and phrases of similar import. These statements involve risks and uncertainties including, but not limited to, oil and natural gas prices and the impact of the economic climate; changes in the offshore drilling market, including fluctuations in supply and demand; variable levels of drilling activity and expenditures in the energy industry; actions by regulatory authorities, rating agencies or other third parties, actions by the respective companies' security holders, costs and difficulties related to integration of Rowan and Ensco , delays, costs and difficulties related to the transaction, market conditions, and the combined company's financial results and performance following the completion of the transaction, satisfaction of closing conditions, ability to repay debt and timing thereof, availability and terms of any financing and other factors detailed in the risk factors section and elsewhere in Ensco's and Rowan's Annual Report on Form 10-K for the year ended December 31, 2017 and their respective other filings with the Securities and Exchange Commission (the "SEC"), which are available on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. All information in this document is as of today. Except as required by law, both Ensco and Rowan disclaim any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Non-GAAP Measures
We report our financial results in accordance with generally accepted accounting principles ("GAAP") in the United States. However, in our earnings release and during our earnings calls we may reference company information that does not conform to GAAP. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Management believes that an analysis of this data is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. However, these measures should not be viewed as an alternative to or substitute for GAAP measures of performance, and these non-GAAP measures may not be consistent with previously published Company reports on Forms 10-K, 10-Q and 8-K. Non-GAAP measures we may reference have been reconciled to the nearest GAAP measure in the tables entitled Reconciliation of GAAP to Non-GAAP Financial Measures below.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC
In connection with the proposed transaction, Ensco and Rowan will file a joint proxy statement on Schedule 14A with the SEC. To the extent Ensco effects the proposed transaction as a court-sanctioned scheme of arrangement between Rowan and Rowan's shareholders under the UK Companies Act of 2006, as amended, the issuance of Ensco's ordinary shares in the proposed transaction would not be expected to require registration under the Securities Act, pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that Ensco determines, with Rowan's consent, to structure the transaction as an offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, Ensco will file a registration statement with the SEC containing a prospectus with respect to Ensco's ordinary shares that would be issued in the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ROWAN ARE ADVISED TO CAREFULLY READ THE JOINT PROXY STATEMENT AND ANY REGISTRATION STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A definitive joint proxy statement and any registration statement/prospectus, as applicable, will be sent to security holders of Rowan in connection with Rowan's shareholder meetings. Investors and security holders may obtain a free copy of the joint proxy statement (when available), any registration statement/prospectus, and other relevant documents filed by Rowan with the SEC from the SEC's website at www.sec.gov. Security holders and other interested parties will also be able to obtain, without charge, a copy of the joint proxy statement, any registration statement/prospectus, and other relevant documents (when available) by directing a request by mail or telephone to Investor Relations, Rowan Companies plc, 2800 Post Oak Boulevard, Suite 5450, Houston, Texas 77056, telephone 713-621-7800. Copies of the documents filed by Rowan with the SEC will be available free of charge on Rowan's website at www.rowan.com/investor-relations.

Participants in the Solicitation
Rowan and its directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from its security holders with respect to the transaction. Information about these persons is set forth in Rowan's proxy statement relating to its 2018 General Meeting of Shareholders, as filed with the SEC on April 3, 2018 and subsequent statements of changes in beneficial ownership on file with the SEC. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of Rowan's' security holders generally, by reading the joint proxy statement, any registration statement and other relevant documents regarding the transaction, which will be filed with the SEC.

No Offer or Solicitation
This document is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Service of Process
Rowan is incorporated under the laws of England and Wales. In addition, some officers and directors reside outside the United States, and some or all of its assets are or may be located in jurisdictions outside the United States. Therefore, investors may have difficulty effecting service of process within the United States upon those persons or recovering against Rowan or its officers or directors on judgments of United States courts, including judgments based upon the civil liability provisions of the United States federal securities laws. It may not be possible to sue Rowan or its officers or directors in a non-U.S. court for violations of the U.S. securities laws.

ROWAN COMPANIES PLC
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In millions, except per share amounts)
(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2018	2017	2018	2017
REVENUE	$192.9	$291.6	$645.4	$986.1

COSTS AND EXPENSES:
Direct operating costs (excluding items below)	182.3	168.7	516.0	508.8
Depreciation and amortization	99.0	103.4	294.3	304.0
Selling, general and administrative	26.6	24.9	77.4	71.3
Loss on disposals of property and equipment	1.5	2.8	5.0	9.3
Total costs and expenses	309.4	299.8	892.7	893.4

Equity in earnings of unconsolidated subsidiary	3.1	—	3.4	—

INCOME (LOSS) FROM OPERATIONS	(113.4)	(8.2)	(243.9)	92.7

OTHER INCOME (EXPENSE):
Interest expense	(39.2)	(38.5)	(116.6)	(117.0)
Interest income	8.0	3.7	22.6	8.9
Gain (loss) on extinguishment of debt	—	(0.5)	—	1.7
Other - net	4.0	0.8	10.6	3.7
Total other (expense) - net	(27.2)	(34.5)	(83.4)	(102.7)

LOSS BEFORE INCOME TAXES	(140.6)	(42.7)	(327.3)	(10.0)
Provision (benefit) for income taxes	3.5	(21.8)	5.8	29.3

NET LOSS	$(144.1)	$(20.9)	$(333.1)	$(39.3)

NET LOSS PER SHARE - DILUTED	$(1.13)	$(0.17)	$(2.63)	$(0.31)

WEIGHTED AVERAGE SHARES - BASIC AND DILUTED	127.1	126.2	$126.9	$126.1

ROWAN COMPANIES PLC
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions)
(Unaudited)

	September 30, 2018	December 31, 2017
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$1,032.4	$1,332.1
Receivables - trade and other	281.5	212.8
Prepaid expenses and other current assets	31.4	15.5
Total current assets	1,345.3	1,560.4
Property and equipment - net	6,438.1	6,552.7
Long-term note receivable from unconsolidated subsidiary	269.0	270.2
Investment in unconsolidated subsidiary	34.3	30.9
Other assets	44.7	44.1
	$8,131.4	$8,458.3

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Current portion of long-term debt	$201.1	$—
Accounts payable - trade	112.2	97.2
Deferred revenue	17.8	1.1
Accrued liabilities	122.2	159.1
Total current liabilities	453.3	257.4

Long-term debt	2,309.6	2,510.3
Other liabilities	268.6	293.6
Deferred income taxes - net	11.1	10.9
Shareholders' equity	5,088.8	5,386.1
	$8,131.4	$8,458.3

ROWAN COMPANIES PLC
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)

	Nine months ended September 30,
	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(333.1)	$(39.3)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	294.3	304.0
Equity in earnings of unconsolidated subsidiary	(3.4)	—
Deferred income taxes	(4.2)	32.8
Pension and other postretirement benefits (income) expense	(6.8)	5.1
Share-based compensation expense	19.4	19.5
Loss on disposals of property and equipment	5.0	9.3
Other	10.7	1.8
Net changes in current assets and liabilities	(68.2)	46.7
Other postretirement benefit claims paid	(1.2)	(2.0)
Contributions to pension plans	(20.1)	(23.9)
Deferred revenue	7.8	(70.0)
Net changes in other noncurrent assets and liabilities	(12.6)	(43.0)
Net cash provided by (used in) operating activities	(112.4)	241.0

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(116.9)	(78.6)
Purchase of rigs	(70.8)	—
Investment in unconsolidated subsidiary	—	(25.0)
Repayments of note receivable from unconsolidated subsidiary	2.3	—
Proceeds from disposals of property and equipment	8.1	1.5
Net cash used in investing activities	(177.3)	(102.1)

CASH FLOWS FROM FINANCING ACTIVITIES:
Reductions of long-term debt	—	(170.0)
Debt issue costs	(6.1)	—
Shares repurchased for tax withholdings on vesting of restricted share units	(3.9)	(4.4)
Net cash used in financing activities	(10.0)	(174.4)

DECREASE IN CASH AND CASH EQUIVALENTS	(299.7)	(35.5)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	1,332.1	1,255.5
CASH AND CASH EQUIVALENTS, END OF PERIOD	$1,032.4	$1,220.0

ROWAN COMPANIES PLC
SUPPLEMENTAL OPERATING SEGMENT INFORMATION
(In millions)
(Unaudited)

	Three months ended September 30,
	Deepwater	Jack-ups	ARO	Unallocated and other	Reportable segments total	Eliminations and adjustments	Consolidated
2018
Revenue	$13.9	$170.0	$89.2	$9.0	$282.1	$(89.2)	$192.9
Operating expenses:
Direct operating costs (excluding items below)	48.4	133.9	51.2	—	233.5	(51.2)	182.3
Depreciation and amortization	27.3	71.1	17.0	0.6	116.0	(17.0)	99.0
Selling, general and administrative	—	—	6.8	26.6	33.4	(6.8)	26.6
Other operating items - (income) expense	—	1.5	(1.0)	—	0.5	1.0	1.5
Equity in earnings of unconsolidated subsidiary	—	—	—	—	—	3.1	3.1
Income (loss) from operations	$(61.8)	$(36.5)	$15.2	$(18.2)	$(101.3)	$(12.1)	$(113.4)

2017 (1)
Revenue	$88.4	$203.2	$—	$—	$291.6	$—	$291.6
Operating expenses:
Direct operating costs (excluding items below)	33.2	135.5	—	—	168.7	—	168.7
Depreciation and amortization	27.4	75.3	—	0.7	103.4	—	103.4
Selling, general and administrative	—	—	—	24.9	24.9	—	24.9
Other operating items - expense	—	2.7	—	0.1	2.8	—	2.8
Income (loss) from operations	$27.8	$(10.3)	$—	$(25.7)	$(8.2)	$—	$(8.2)

(1) ARO commenced operations October 17, 2017.

ROWAN COMPANIES PLC
SUPPLEMENTAL OPERATING SEGMENT INFORMATION
(In millions)
(Unaudited)

	Nine months ended September 30,
	Deepwater	Jack-ups	ARO	Unallocated and other	Reportable segments total	Eliminations and adjustments	Consolidated
2018
Revenue	$131.8	$486.7	$218.3	$26.9	$863.7	$(218.3)	$645.4
Operating expenses:
Direct operating costs (excluding items below)	118.2	397.8	120.5	—	636.5	(120.5)	516.0
Depreciation and amortization	81.2	211.3	50.4	1.8	344.7	(50.4)	294.3
Selling, general and administrative	—	—	20.0	77.4	97.4	(20.0)	77.4
Other operating items - expense	—	5.0	—	—	5.0	—	5.0
Equity in earnings of unconsolidated subsidiary	—	—	—	—	—	3.4	3.4
Income (loss) from operations	$(67.6)	$(127.4)	$27.4	$(52.3)	$(219.9)	$(24.0)	$(243.9)

2017 (1)
Revenue	$371.8	$614.3	$—	$—	$986.1	$—	$986.1
Operating expenses:
Direct operating costs (excluding items below)	117.1	391.7	—	—	508.8	—	508.8
Depreciation and amortization	84.1	217.8	—	2.1	304.0	—	304.0
Selling, general and administrative	—	—	—	71.3	71.3	—	71.3
Other operating items -expense	—	9.3	—	—	9.3	—	9.3
Income (loss) from operations	$170.6	$(4.5)	$—	$(73.4)	$92.7	$—	$92.7

(1) ARO commenced operations October 17, 2017.

ROWAN COMPANIES PLC
SUPPLEMENTAL OPERATING INFORMATION
(Unaudited)

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2018	2018	2017	2018	2017
RIG DAYS (1)
Deepwater:
Revenue-producing (2)	102	70	184	262	658
Available	368	364	368	1,092	1,092

Jack-ups:
Revenue-producing (3) (4)	1,293	1,173	1,646	3,415	4,696
Available (3)	1,748	1,729	2,115	5,187	6,279

Total:
Revenue-producing (2) (3) (4)	1,395	1,243	1,830	3,677	5,354
Available (3)	2,116	2,093	2,483	6,279	7,371

UTILIZATION (1)
Deepwater (2)	28%	19%	50%	24%	60%
Jack-ups (3)	74%	68%	78%	66%	75%
Total (2) (3)	66%	59%	74%	59%	73%

AVERAGE DAY RATES (5) (in thousands)
Deepwater (2) (6)	$135.0	$929.0	$476.6	$497.9	$562.1
Jack-ups (3)	$115.9	$131.4	$122.1	$127.6	$129.1
Total (2) (3) (6)	$117.3	$176.3	$157.7	$154.0	$182.3

REBILLABLES (7) (in millions)
Deepwater	$0.1	$0.8	$0.7	$1.3	$2.0
Jack-ups (3) (8)	18.3	11.6	1.9	46.7	7.4
Total (3) (8)	$18.4	$12.4	$2.6	$48.0	$9.4

(1) Available rig days and utilization exclude cold-stacked days. For rigs leased to ARO, utilization includes the number of days on hire under Bareboat Charter to ARO divided by the number of available days (number of days available for hire under the Bareboat Charter lease to ARO).

(2) Revenue-producing days for the three and nine months ended September 30, 2017 includes 92 days for the drillship Rowan Reliance. The drillship did not operate in the third quarter, but was available for Cobalt per the 2016 contract amendment. Revenue of $28.9 million ($315 thousand per day), previously deferred in 2016, was recognized during the three and nine months ended September 30, 2017 related to these 92 days for which the rig was available to Cobalt but not operating.

(3) All revenue and performance metrics for the periods presented exclude the results from rigs owned by ARO beginning on October 17, 2017, the date the rigs were sold to ARO.
(4) For rigs leased to ARO, revenue-producing days includes the number of days on hire under Bareboat Charter lease to ARO.

(5) Average day rates exclude other revenue, which is revenue received for rebillables, secondment, transition services and other miscellaneous. Day rate revenue includes contractual rates, Bareboat Charter lease revenue from ARO and amounts received in lump sum, such as for rig mobilization, unconstrained demobilization or capital improvements, which are amortized over the expected recognition period of the contract.

(6) For the three months ended June 30, 2018 and nine months ended September 30, 2018, revenue for this calculation includes $27.8 million related to the Anadarko early contract termination fee to which there are no associated revenue-producing days.

(7) Rebillable operating costs equally offset with rebillable revenue.
(8) Includes secondment revenue from ARO.

ROWAN COMPANIES PLC
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In millions, except per share amounts)
(Unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2018	2017	2018	2017
ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA):
GAAP NET LOSS	$(144.1)	$(20.9)	$(333.1)	$(39.3)
Depreciation and amortization	99.0	103.4	294.3	304.0
Equity in earnings of unconsolidated subsidiary	(3.1)	—	(3.4)	—
Interest (income) expense and other, net	27.2	34.0	83.4	104.4
Income tax expense (benefit)	3.5	(21.8)	5.8	29.3
(Gain) loss on extinguishment of debt	—	0.5	—	(1.7)
Loss on disposals of property and equipment	1.5	2.8	5.0	9.3
NON-GAAP ADJUSTED EBITDA	$(16.0)	$98.0	$52.0	$406.0

ARO DRILLING
SUPPLEMENTAL FINANCIAL INFORMATION
(In millions)
(Unaudited)

	September 30, 2018	December 31, 2017
Current assets	$205.8	$108.6
Non-current assets	468.8	459.7
Total assets	$674.6	$568.3

Current liabilities	$107.4	$29.2
Non-current liabilities	566.3	545.1
Total liabilities	$673.7	$574.3

	Three months ended September 30, 2018	Nine months ended September 30, 2018
Revenue	$89.2	$218.3
Direct operating costs (excluding items below)	51.2	120.5
Depreciation and amortization	17.0	50.4
Selling, general and administrative	6.8	20.0
Gain on disposals of property and equipment	(1.0)	—
Income from operations	15.2	27.4
Interest expense	(5.7)	(16.9)
Provision for income taxes	3.2	3.6
Net income	$6.3	$6.9

	Three months ended September 30, 2018	Nine months ended September 30, 2018
ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA):
GAAP NET INCOME	$6.3	$6.9
Depreciation and amortization	17.0	50.4
Gain on disposals of property and equipment	(1.0)	—
Interest expense	5.7	16.9
Provision for income taxes	3.2	3.6
NON-GAAP ADJUSTED EBITDA	$31.2	$77.8

CONTACT: Son Vann; Vice President, Corporate Development; sonvan@rowancompanies.com; +1 713 960 7655